Key accounting judgements and estimates	12 Months Ended
Dec. 31, 2017
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Key accounting judgements and estimates

3. Key accounting judgements and estimates

In preparing the financial statements, management is required to make judgements about when or how items should be recognised in the financial statements and estimates and assumptions that affect the amounts of assets, liabilities, revenue and expenses reported in the financial statements. Actual amounts and results could differ from those estimates. The following are considered to be the key accounting judgements and estimates made.

Turnover

Reported Group turnover for 2017 was £30,186 million (2016 – £27,889 million).

Gross turnover is reduced by rebates, discounts, allowances and product returns given or expected to be given, which vary by product arrangements and buying groups. These arrangements with purchasing organisations are dependent upon the submission of claims some time after the initial recognition of the sale. Accruals are made at the time of sale for the estimated rebates, discounts or allowances payable or returns to be made, based on available market information and historical experience.

Because the amounts are estimated they may not fully reflect the final outcome, and the amounts are subject to change dependent upon, amongst other things, the types of buying group and product sales mix.

The level of accrual for rebates and returns is reviewed and adjusted regularly in the light of contractual and legal obligations, historical trends, past experience and projected market conditions. Market conditions are evaluated using wholesaler and other third-party analyses, market research data and internally generated information.

Future events could cause the assumptions on which the accruals are based to change, which could affect the future results of the Group.

Taxation

The tax charge for the year was £1,356 million (2016 – £877 million). At December 2017, current tax payable was £995 million (2016 – £1,305 million), non-current corporation tax payable was £411 million (2016 – £nil), current tax recoverable was £258 million (2016 – £226 million), deferred tax liabilities were £1,396 million (2016 – £1,934 million) and deferred tax assets were £3,796 million (2016 – £4,374 million).

Deferred tax assets are recognised when the judgement is made that it is probable that future taxable profits will be available against which the temporary differences can be utilised, based on management’s assumptions relating to the amounts and timing of future taxable profits. Factors affecting the tax charge in future years, in particular, US tax reform, are set out in Note 14, ‘Taxation’. A 1% change in the Group’s effective tax rate in 2017 would have changed the Total tax charge for the year by approximately £35 million.

The Group has open tax issues with a number of revenue authorities. Where management makes a judgement that an outflow of funds is probable and a reliable estimate of the outcome of the dispute can be made, provision is made for the best estimate of the liability. In estimating any such liability GSK applies a risk-based approach which takes into account, as appropriate, the probability that the Group would be able to obtain compensatory adjustments under international tax treaties. These estimates take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge.

GSK continues to believe that it has made adequate provision for the liabilities likely to arise from open assessments. At 31 December 2017, the Group had recognised provisions of £1,175 million in respect of uncertain tax positions (2016 – £1,892 million). Where open issues exist the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of negotiations with the relevant tax authorities or, if necessary, litigation proceedings.

Legal and other disputes

Legal costs for the year were £166 million (2016 – £162 million). At 31 December 2017 provisions for legal and other disputes amounted to £186 million (2016 – £344 million).

The Group provides for anticipated settlement costs where management makes a judgement that an outflow of resources is probable and a reliable estimate can be made of the likely outcome of the dispute and legal and other expenses arising from claims against the Group. The estimated provisions take into account the specific circumstances of each dispute and relevant external advice, are inherently judgemental and could change substantially over time as each dispute progresses and new facts emerge. Details of the status and various uncertainties involved in the significant unresolved disputes are set out in Note 45, ‘Legal proceedings’.

The company’s Directors, having taken legal advice, have established provisions after taking into account the relevant facts and circumstances of each matter and in accordance with accounting requirements. In respect of product liability claims related to certain products there is sufficient history of claims made and settlements to enable management to make a reliable estimate of the provision required to cover unasserted claims. The Group may become involved in legal proceedings, in respect of which it is not possible to make a reliable estimate of the expected financial effect, if any, that could result from ultimate resolution of the proceedings. In these cases, appropriate disclosure about such cases would be provided, but no provision would be made and no contingent liability can be quantified.

The ultimate liability for legal claims may vary from the amounts provided and is dependent upon the outcome of litigation proceedings, investigations and possible settlement negotiations. The position could change over time and, therefore, there can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed the amount of the provisions reported in the Group’s financial statements by a material amount.

Intangible asset impairments

At 31 December 2017, intangible assets were £17,562 million (2016 – £18,776 million).

Impairment tests on intangible assets are undertaken if events occur which call into question the carrying values of the assets. In addition, intangible assets with indefinite useful lives, or which are not yet available for use, are subject to annual impairment tests.

Valuations for impairment tests are based on established market multiples or risk-adjusted future cash flows over the estimated useful life of the asset, where limited, discounted using appropriate discount rates as set out in Note 19, ‘Other intangible assets’.

The assumptions relating to future cash flows, estimated useful lives and discount rates are based on business forecasts and are therefore inherently judgemental. Future events could cause the assumptions used in these impairment tests to change with a consequent adverse effect on the future results of the Group.

Contingent consideration and put option liabilities

The 2017 income statement charge for contingent consideration and put option liabilities was £2,134 million (2016 – £3,991 million).

At 31 December 2017, the liability for contingent consideration amounted to £6,172 million (2016 – £5,896 million). Of this amount, £5,542 million (2016 – £5,304 million) related to the acquisition of the former Shionogi-ViiV Healthcare joint venture in 2012 and £584 million (2016 – £545 million) related to the acquisition of the Vaccines business from Novartis in 2016.

Any contingent consideration included in the consideration payable for a business combination is recorded at fair value at the date of acquisition. These fair values are generally based on risk-adjusted future cash flows discounted using appropriate post-tax discount rates. The fair values are reviewed on a regular basis, at least annually, and any changes are reflected in the income statement. See Note 39, ‘Contingent consideration liabilities’.

During 2015, the Group granted a put option to Novartis in respect of Novartis’ shareholding in the Consumer Healthcare Joint Venture. In certain circumstances, Novartis has the right to require GSK to acquire its 36.5% shareholding in the Consumer Healthcare Joint Venture at a market-based valuation. This right is exercisable in certain windows from 2018 to 2035 and may be exercised either in respect of Novartis’ entire shareholding or in up to four instalments. GSK has recognised a financial liability of £8,606 million at 31 December 2017 (2016 – £7,420 million). This represents the present value of the redemption value estimated by GSK in the event of full exercise of the right by Novartis and is calculated by applying relevant public company multiples, with no premium or discount, to forecast future profits in accordance with the shareholder agreements. Sensitivity analysis is given in Note 27, ‘Trade and other payables’.

Pfizer may request an IPO of ViiV Healthcare at any time and if either GSK does not consent to such IPO or an offering is not completed within nine months, Pfizer could require GSK to acquire its shareholding. A liability for the put option was recognised on the Group’s balance sheet during 2016 at an initial value of £1,070 million. GSK also recognised liabilities for the future preferential dividends anticipated to become payable to Pfizer and Shionogi on the Group’s balance sheet during 2016. The liability for the Pfizer put option, which is derived from an internal valuation of the ViiV Healthcare business, utilising both discounted forecast future cash flow and multiples-based methodologies amounted to £1,304 million at 31 December 2017 (2016 – £1,319 million). Sensitivity analysis is also given in Note 27, ‘Trade and other payables’.

Pensions and other post-employment benefits

The costs of providing pensions and other post-employment benefits are assessed on the basis of assumptions selected by management. These assumptions include future earnings and pension increases, discount rates, expected long-term rates of return on assets and mortality rates, and are disclosed in Note 28, ‘Pensions and other post-employment benefits’. Where a surplus on a defined benefit scheme arises, or there is potential for a surplus to arise from committed future contributions, the rights of the Trustees to prevent the Group obtaining a refund of that surplus in the future are considered in determining whether it is necessary to restrict the amount of the surplus that is recognised.

Discount rates are derived from AA rated corporate bond yields except in countries where there is no deep market in corporate bonds where government bond yields are used. A sensitivity analysis is provided in Note 28, ‘Pensions and other post-employment benefits’, but a 0.25% reduction in the discount rate would lead to an increase in the net pension deficit of approximately £800 million and an increase in the annual pension cost of approximately £29 million. The selection of different assumptions could affect the future results of the Group.